GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments

August 31, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Biomass/Biofuels – 8.0%
330,550	Archaea Energy, Inc. (PIPE)(a)	$ 6,531,668
13,610	Archaea Energy, Inc. Class A*	268,934
75,049	Darling Ingredients, Inc.*	5,708,227
83,753	Enviva, Inc.	5,822,509
94,007	Green Plains, Inc.*	3,443,476
494,082	National Grid PLC	6,152,235

		27,927,049

Distributed Generation/Rooftop Solar* – 2.8%
150,215	Solaria Energia y Medio Ambiente SA	3,189,591
149,909	Sunnova Energy International, Inc.	3,780,705
91,056	Sunrun, Inc.	3,007,580

		9,977,876

Other – 0.4%
24,429	Fast Radius, Inc. (PIPE)(a)	17,835
57,500	Fast Radius, Inc. Class B Founder Shares(a)	41,981
150,481	Tidewater Renewables Ltd.*	1,250,046

		1,309,862

Renewable Power Producer – 51.0%
48,384	Albioma SA	2,431,176
237,428	Atlantica Sustainable Infrastructure PLC	7,934,844
318,684	Boralex, Inc. Class A	12,011,161
75,021	Brookfield Renewable Corp.	2,880,056
455,400	Brookfield Renewable Partners LP	16,948,987
74,266	Capital Power Corp.	2,881,069
309,469	Clearway Energy, Inc. Class A	10,670,491
829,063	Drax Group PLC	6,115,636
263,780	EDP Renovaveis SA	6,397,238
215,911	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,532,803
861,146	Innergex Renewable Energy, Inc.	13,015,379
264,529	NextEra Energy Partners LP	21,715,186
749,818	Northland Power, Inc.	25,668,571
124,221	Ormat Technologies, Inc.	11,612,179
98,233	Orsted A/S(b)	9,587,783
211,945	RWE AG	8,091,507
1,147,003	TransAlta Corp.	10,768,300
126,189	TransAlta Renewables, Inc.	1,669,901

		178,932,267

Renewable Technology & Equipment – 1.8%
9,090	Enphase Energy, Inc.*	2,603,740
7,466	SolarEdge Technologies, Inc.*	2,060,392
59,395	Vestas Wind Systems A/S	1,486,128

		6,150,260

Shares	Description	Value

Common Stocks – (continued)
Renewable-Focused Power Infrastructure – 34.8%
3,277	Acciona SA	$ 641,854
898,815	Algonquin Power & Utilities Corp.	12,346,003
54,399	American Electric Power Co., Inc.	5,450,780
54,292	Avangrid, Inc.	2,682,025
53,286	CMS Energy Corp.	3,598,936
84,923	Dominion Energy, Inc.	6,946,701
1,272,524	EDP - Energias de Portugal SA	6,077,060
1,318,536	Enel SpA	6,195,895
337,783	Engie SA	4,011,882
793,803	Iberdrola SA	8,264,836
42,357	IDACORP, Inc.	4,627,079
285,958	NextEra Energy, Inc.	24,323,587
22,268	Public Service Enterprise Group, Inc.	1,433,168
562,993	SSE PLC	10,788,477
708,194	The AES Corp.	18,023,537
89,066	Xcel Energy, Inc.	6,613,151

		122,024,971

TOTAL COMMON STOCKS (Cost $350,164,613)		$346,322,285

Units	Expiration Date	Strike Price	Value

Warrants – 0.0%
Special Purpose Acquisition Company – 0.0%
Fast Radius, Inc.(a)
94,001		$ 11.50	$ 5,255
Fast Radius, Inc. (PIPE)(a)
122,147	02/11/2028	11.50	6,828

TOTAL WARRANTS (Cost $141,002)			$ 12,083

Shares	Dividend Rate	Value

Investment Company(c) – 0.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,519,009	2.154%	$ 1,519,009
(Cost $1,519,009)

Securities Lending Reinvestment Vehicle(c) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,008,449	2.154%	$ 2,008,449
(Cost $2,008,449)

TOTAL INVESTMENTS – 99.8% (Cost $353,833,073)		$349,861,826

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		863,068

NET ASSETS – 100.0%		$350,724,894

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $6,603,567, which represents approximately 1.9% of the Fund’s net assets as of August 31, 2022. See additional details below:

Restricted Security	Acquisition Date	Cost
Archaea Energy, Inc. (PIPE)	02/08/2022	$3,305,500
Fast Radius, Inc. Private Warrants	02/08/2022	141,001
Fast Radius, Inc. Class B Founder Shares	02/08/2022	—
Fast Radius, Inc. (PIPE)	02/08/2022	244,290
Fast Radius, Inc. (PIPE) Private Warrants	02/08/2022	—

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
PIPE	— Private Investment in Public Equity
PLC	— Public Limited Company

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments

August 31, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Gathering + Processing – 35.2%
288,693	Antero Midstream Corp.	$ 2,907,139
161,237	Crestwood Equity Partners LP	4,298,579
294,393	DCP Midstream LP	11,192,822
851,881	EnLink Midstream LLC	8,655,111
180,833	Hess Midstream LP Class A	5,119,382
41,243	Kinetik Holdings, Inc. Class A	1,520,629
458,843	MPLX LP	14,967,459
293,820	ONEOK, Inc.	17,990,599
440,267	Targa Resources Corp.	30,039,417
661,583	The Williams Cos., Inc.	22,513,669
386,377	Western Midstream Partners LP	10,861,057

		130,065,863

Integrated – 1.0%
38,308	Exxon Mobil Corp.	3,661,862

Marketing | Wholesale – 2.1%
270,377	Gibson Energy, Inc.	5,103,473
68,247	Sunoco LP	2,708,041

		7,811,514

Other – 1.8%
80,717	Archaea Energy, Inc.	1,594,968
110,140	Archaea Energy, Inc. Class A*	2,176,366
40,762	Canadian Natural Resources Ltd.	2,234,165
17,562	Fast Radius, Inc. (PIPE)(a)	12,822
49,248	Fast Radius, Inc. Class B Founder Shares(a)	35,956
72,670	Tidewater Renewables Ltd.*	603,670

		6,657,947

Other | Liquefaction – 9.5%
195,817	Cheniere Energy, Inc.	31,365,967
95,491	NextDecade Corp.*	703,769
814,860	Tellurian, Inc.*	3,259,440

		35,329,176

Pipeline Transportation | Natural Gas – 24.7%
251,938	DTE Midstream, Inc.*	13,909,497
1,856,986	Energy Transfer LP	21,745,306
570,200	Enterprise Products Partners LP	15,007,664
722,824	Equitrans Midstream Corp.	6,700,578
436,887	Keyera Corp.	10,764,582
476,054	Kinder Morgan, Inc.	8,721,309
302,754	TC Energy Corp.	14,589,638

		91,438,574

Pipeline Transportation | Petroleum – 19.8%
655,298	Enbridge, Inc.	27,023,215
147,164	Magellan Midstream Partners LP	7,598,077
97,238	PBF Logistics LP	1,801,820
479,406	Pembina Pipeline Corp.	16,929,874
1,661,525	Plains GP Holdings LP Class A	19,905,070

		73,258,056

Shares	Description	Value

Common Stocks – (continued)
Production + Mining | Hydrocarbon – 5.6%
15,145	Chesapeake Energy Corp.	$ 1,521,921
23,900	Devon Energy Corp.	1,687,818
35,829	Diamondback Energy, Inc.	4,775,289
21,148	EOG Resources, Inc.	2,565,253
191,359	Marathon Oil Corp.	4,896,877
35,288	Ovintiv, Inc.	1,875,204
12,731	Pioneer Natural Resources Co.	3,223,744

		20,546,106

TOTAL COMMON STOCKS (Cost $203,351,423)		$ 368,769,098

Units	Expiration Date	Strike price	Value

Warrants – 0.0%
Special Purpose Acquisition Company – 0.0%
Fast Radius, Inc.(a)
80,510		$ 11.50	$ 4,500
Fast Radius, Inc. (PIPE)(a)
87,810	02/11/2028	11.50	4,909

TOTAL WARRANTS (Cost $120,765)			$ 9,409

TOTAL INVESTMENTS – 99.7% (Cost $203,472,188)			$368,778,507

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,057,113

NET ASSETS – 100.0%			$369,835,620

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $58,187, which represents approximately 0.0% of the Fund’s net assets as of August 31, 2022. See additional details below:

Restricted Security	Acquisition Date	Cost
Fast Radius, Inc. Private Warrants	02/08/2022	$120,765
Fast Radius, Inc. Founder Shares	02/08/2022	—
Fast Radius, Inc. Class B (PIPE)	02/08/2022	175,620
Fast Radius, Inc. (PIPE) Private Warrants	02/08/2022	—

Investment Abbreviations:
GP	— General Partnership
LLC	— Limited Liability Company
LP	— Limited Partnership
PIPE	— Private Investment in Public Equity

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments And Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Private Investments in Public Equities — The Fund may invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed. The Fund may also enter into an unfunded commitment to purchase a PIPE via a subscription agreement that is subject to certain significant contingencies. The Fund is obligated to purchase the PIPE only upon such contingencies being satisfied.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31,2022:

CLEAN ENERGY INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,366,020	$77,000,122	$—
North America	258,956,143	—	—
Warrants	6,828	5,255	—
Investment Company	1,519,009	—	—
Securities Lending Reinvestment Vehicle	2,008,449	—	—

Total	$272,856,449	$77,005,377	$—

ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
North America	$368,769,098	$—	$—
Warrants	4,909	4,500	—

Total	$368,774,007	$4,500	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability, energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act inMarch 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investment. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Energy Sector Risk — The Energy Infrastructure Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting anddisclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — The Funds focus their investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Special Purpose Acquisition Companies Risk — A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation

GOLDMAN SACHS ENERGY FUNDS

Schedule of Investments (continued)

August 31, 2022 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase a Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.